UNITED STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT
                Pursuant  to  Section  13  or  15(d)  of  the  Securities
                       Exchange  Act  of  1934  DATE  OF  REPORT

               (DATE  OF  EARLIEST  EVENT  REPORTED):  January  4,  2005


                         COMMISSION  FILE  NUMBER  000-30152

                           Payment Data Systems, Inc.
-----------------------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

          Nevada                                    98-0190072
-------------------------------             ---------------------------
(State  or  other  jurisdiction  of            (I.R.S.  Employer
 incorporation  or  organization)               identification  No.)

                       12500  San  Pedro,  Suite  120
                         San  Antonio,  TX  78216
             -----------------------------------------------------
                     (Address  of  principal  executive  office)
                                   (Zip  Code)

                            (210)  249-4100
             -----------------------------------------------------
              (Registrant's  telephone  number,  including  area  code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  3.02  Unregistered  Sale  of  Equity  Securities.

Beginning on October 13, 2004 and ending on January 4, 2005, we issued a total of 1,286,910 shares of our common stock to Dutchess Private Equities Fund pursuant to an equity line of credit and received total proceeds, net of issuance costs, of $332,929. These shares were issued without registration under the Securities Act of 1933, as amended, pursuant to the exemption provided by
Section  4(2)  of  the  Securities  Act  and  the  regulations  thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

 Payment  Data  Systems,  Inc.

By:  /s/  Michael  R.  Long

---------------------------
Michael  R.  Long,  Chief  Executive  Officer  and
Chief  Financial  Officer

Dated:  January  10,  2005